EXHIBIT 10.3

                           EMPLOYEE BENEFITS AGREEMENT

     THIS AGREEMENT is made by and between KANEB SERVICES, INC., a Delaware corporation ("KSI") and KANEB SERVICES LLC, a Delaware limited liability company ("KSL").

                               W I T N E S S E T H

     WHEREAS, KSL will distribute to its stockholders one KSL Common Share for each three shares of KSI Common Stock held by KSI stockholders on the record date for the distribution (the "Distribution");

     WHEREAS, upon the Distribution, the Kaneb Services, Inc. Deferred Stock Unit Plan account of each Kaneb Services, Inc. Deferred Stock Unit Plan participant shall be deemed to be credited with one non-monetary unit equal to one KSL Common Share for every three non-monetary units equal to three shares of KSI Common Stock that is deemed to be credited to his Kaneb Services, Inc. Deferred Stock Unit Plan account as of the record date for the Distribution;

     WHEREAS, upon the Distribution, the Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan account of each Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan participant shall be deemed to be credited with one non-monetary unit equal to one KSL Common Share for every three non-monetary units equal to three shares of KSI Common Stock that is deemed to be credited to his Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan account as of the record date for the Distribution;

     WHEREAS, upon the Distribution, the Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan account of each Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan participant shall be deemed to be credited with one non-monetary unit equal to one KSL Common Share for every three non-monetary units equal to three shares of KSI Common Stock that is deemed to be credited to his Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan account as of the record date for the Distribution; and

     WHEREAS, after the Distribution and through the date the participant is paid his entire benefit due under the applicable plan, the account of each participant in the Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan, the Kaneb Services, Inc. Deferred Stock Unit Plan and the Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan shall also be deemed to be credited with additional non-monetary units equal to the cash distribution(s) KSL would have paid to the participant had he been the owner of such number of KSL Common Shares equal to the number of non-monetary units equal to the number of KSL Common Shares deemed credited to his account under the plan as of the record date(s) for the cash distribution(s);

     NOW, THEREFORE, in consideration of the promises contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, the following terms shall have the meanings indicated below or in the recitals above, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context clearly indicates otherwise. Capitalized terms that are used in this Agreement which are not listed in the recitals or in this Article I shall have the respective meanings assigned to them in the Distribution Agreement.

     1.1  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.2 "Distribution Agreement" shall mean the Distribution Agreement by and among Kaneb Services, Inc., a Delaware corporation and Kaneb Services L.L.C., a Delaware limited liability company, and the Tax Subsidiaries (as defined therein).

     1.3  "KSI Common Stock" shall mean KSI's common stock, no par value.

     1.4 "KSI Company" shall mean any Subsidiary of KSI other than KSL or a KSL Company.

     1.5 "KSI Deferred Compensation Plans" shall mean the Kaneb Services, Inc. Deferred Stock Unit Plan, the Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan and the Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan.

     1.6 "KSI Employee Benefit Plan" shall mean any employee benefit plan (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or compensation arrangement that is now or was previously maintained, sponsored or contributed to by KSI or a KSI Company, including (but not limited to) the KSI Deferred Compensation Plans, the Kaneb Services, Inc. Health Benefits Plan, the Kaneb Services, Inc. Group Life & Accidental Death & Dismemberment Insurance Plan, the Kaneb Services, Inc. Group Supplemental Death & Dismemberment Plan, the Kaneb Services, Inc. Group Long Term
          Disability Benefit Plan, the Kaneb Services, Inc. Flexible Spending Account Plan, the Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan, the Kaneb Services, Inc. Severance Benefits Plan and the KSI Savings Plan.

     1.7 "KSI Option Exercise Price Adjustment Factor" shall mean, with respect to a given KSI Option, a fraction, the numerator of which is the original exercise price for the KSI Option and the denominator of which is the closing price of a share of KSI Common Stock (with due bill attached) on the NYSE on the last trading day prior to the ex-distribution date.

     1.8 "KSI Option" shall mean an option to purchase shares of KSI Common Stock that was granted by KSI prior to, and is outstanding as of, the record date for the Distribution.

     1.9 "KSI Savings Plan" shall mean the Kaneb Services, Inc. Savings Investment Plan.

     1.10 "KSL Common Share" shall mean a Common Share of KSL, as defined in the KSL Limited Liability Company Agreement.

     1.11 "KSL Company" shall mean any Subsidiary of KSL.

     1.12 "KSL  Employee"  shall  mean a  common  law  employee  of KSL or a KSL
          Company.

     1.13 "KSL Employee Benefit Plan" shall mean any employee benefit plan (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or compensation arrangement, other than a KSI Employee Benefit Plan, that is now, is hereafter or was previously maintained, sponsored or contributed to by KSL or a KSL Company, including (but not limited to) the KSL Savings Plan, the KSL Health Plan, the Kaneb Services LLC 2001 Incentive Plan and any welfare benefit plan established by KSL or a KSL Company pursuant to
          Article IV of this Agreement.

     1.14 "KSL Former Employee" shall mean was previously, but is not as of the Distribution Date, a KSL Employee.

     1.15 "KSL Health Plan" shall have the meaning set forth in Article IV.

     1.16 "KSL Savings Plan" shall have the meaning set forth in Article V.

     1.17 "KSL Option" shall mean an option to purchase KSL Common Shares.

     1.18 "NYSE" shall mean the New York Stock Exchange.

                                   ARTICLE II

                    NONQUALIFIED DEFERRED COMPENSATION PLANS

     2.1 Statement of Amounts Credited. After the Distribution, KSI shall furnish to KSL a statement that indicates the number of non-monetary units equal to one share of KSI Common Stock deemed to be credited to the accounts of each participant and former participant under the KSI Deferred Compensation Plans as a result of the Distribution. From time to time after the Distribution, KSI shall furnish KSL an updated statement that indicates the number of non-monetary units equal to those number of Common Shares deemed credited to the accounts of each participant and former participant under the KSI Deferred Compensation Plans.

     2.2 Notification of Distributable Events. KSI shall notify KSL when the benefits of the participants and former participants who were employed by KSI or any KSI Company become distributable in the form of KSL Common Shares under any of the KSI Deferred Compensation Plans.

     2.3 Issuance of KSL Common Shares. As soon as practicable after a notification has been delivered to KSL pursuant to Section 2.2 above, KSL shall cause to be issued directly to the participant or former participant that number of KSL Common Shares equal to those number of non-monetary units deemed credited to his account under the applicable KSI Deferred Compensation Plan as a result of the Distribution, as adjusted under the antidilution provisions of the applicable KSI Deferred Compensation Plan.

     2.4 Quarterly Cash Distributions. Immediately prior to the date KSL pays a quarterly cash distribution to the owners of KSL Common Shares, KSL shall calculate and pay to KSI, with respect to each participant and former participant in the KSI Deferred Compensation Plans who was employed by KSI or any KSI Company, the aggregate amount of the cash distribution KSL would have paid to him had he been the record owner of the aggregate number of KSL Common Shares equal to those number of non-monetary units then deemed credited to his accounts under the KSL Deferred Compensation Plans.

     2.5 Deductions. The parties agree that neither KSL nor any KSL Company is entitled to deduct any amounts paid under or with respect to either of the KSI Deferred Compensation Plans, other than amounts paid under or with respect to the portion of the applicable KSI Deferred Compensation Plan that is in consideration of services performed for KSL or a KSL Company. KSL hereby agrees that it shall not attempt to claim federal income taxation deductions with respect to KSL Common Shares that are issued by KSL pursuant to this Agreement to current or former employees of KSI or a KSI Company who are participants or former participants under either of the KSI Deferred Compensation Plans. The parties agree that pursuant to section 83(h) of the Code, KSI or a KSI Company, as appropriate, shall be entitled to claim federal income taxation deductions with respect to KSL Common Shares that are issued to current or former employees of KSI or a KSI Company who are participants or former participants under either of the KSI Deferred Compensation Plans pursuant to this Agreement.

                                   ARTICLE III

                        OPTIONS TO PURCHASE COMMON SHARES

     3.1 Grant of KSL Options. (a) Upon the Distribution, KSL will grant KSL Options under the Kaneb Services LLC 2001 Incentive Plan, the terms of which plan shall be substantially similar to those set forth in Exhibit A hereto, to persons who hold KSI Options. Except as specified in this Agreement, each KSL Option granted to a KSI Option holder in compliance with this Agreement shall contain provisions that are substantially similar to the provisions of the holder's KSI Option.

          (b) The exercise price for each KSI Option will be reduced in accordance with the following formula. The per share reduced exercise price shall be an amount equal to the result of (1) the opening price of a share of KSI Common Stock on the NYSE on the ex-distribution date multiplied by
     (2) the KSI Option Exercise Price Adjustment Factor. The number of shares subject to the KSI Option will not be changed as a result of the Distribution.

          (c) The per share exercise price applicable to a given KSL Option granted as required under this Agreement shall be equal to (1) the KSI Option Exercise Price Adjustment Factor applicable to the holder's KSI Option multiplied by (2) the opening price of a KSL Common Share on the NYSE on the ex-distribution date (or, if there is no trading in KSL Common Shares on the NYSE on the ex-distribution date, on the next date on which there is such trading). The number of KSL Common Shares subject to a KSL Option shall be such number as is necessary to produce an intrinsic value (determined as of the ex-distribution date, or of there is no trading in KSL Common Shares on the NYSE on the ex-distribution date, on the next date on which there is such trading) that, when added to the intrinsic value of the adjusted KSI Option (determined as of the ex-distribution date), equals the pre-distribution intrinsic value of the KSI Option (determined as of the last trading date prior to the ex-distribution date). However, no KSL Option shall provide a person a right to purchase a fraction of one KSL Common Share. For purposes of this Section 3.1, the pre-distribution intrinsic value of a KSI Option shall be (1) the closing price of a share of KSI Common Stock (with due bill attached) on the NYSE on the last trading day prior to the ex-distribution date multiplied by the number of shares of KSI Common Stock subject to the KSI Option, minus (2) the original exercise price for a share of KSI Common Stock under the KSI Option multiplied by the number of shares of KSI Common Stock subject to the KSI Option. For purposes of this Section 3.1, the post-distribution intrinsic value of a KSI Option shall be (1) the opening price of a share of KSI Common Stock on the NYSE on the ex-distribution date multiplied by the number of shares of KSI Common Stock subject to the KSI Option, minus
     (2) the KSI Option Exercise Price Adjustment Factor multiplied by the number of shares of KSI Common Stock subject to the KSI Option. For purposes of this Section 3.1, the post-distribution intrinsic value of a KSL Option shall be (1) the opening price of a KSL Common Share on the NYSE on the ex-distribution date multiplied by the number of KSL Common Shares subject to the KSL Option, minus (2) the KSI Option Exercise Price Adjustment Factor multiplied by the opening price of a KSI Common Share on the NYSE on the ex-distribution date multiplied by the number of KSL Common Shares subject to the KSL Option.

          (d) 15 days prior to the record date for the Distribution all KSI Options, other than KSI Options held by persons employed in KSI's Dallas, Texas headquarters, shall become fully exercisable.

          (e) A KSL Option that KSL grants pursuant to this Agreement to a person who is not expected to perform services for KSL or a KSL Company immediately after the Distribution shall provide that such KSL Option is fully exercisable at all times prior to its expiration and shall expire upon the earliest to occur of (1) 365 days following the ex-distribution date, (2) 90 days following the date on which the person is no longer an employee or a director of KSI or a KSI Company, or (3) the expiration of the person's general term specified in his KSI Option. A KSL Option that KSL grants pursuant to this Agreement to a KSL Employee, KSL director or a KSL Former Employee shall be exercisable under substantially the same terms as were applicable to such person's KSI Option and shall expire upon the earlier to occur of (1) the expiration of the general term specified in his KSI Option (determined prior to the adjustments to the terms made pursuant to the following paragraph) and (2) 90 days following the date on which the person is no longer an employee of KSL or a KSL Company or a director of KSL. A KSL Option that KSL grants pursuant to this Agreement to an employee of KSI who is expected to perform services for KSL or a KSL Company but who will not be a KSL Employee or a director of KSL immediately after the ex-distribution date shall expire on the same terms as are applicable under the person's KSI Option.

     A KSI Option that was granted to a person who will be a KSL Employee or a director of KSL immediately after the ex-distribution date but not an employee or a director of KSI shall expire upon the earliest to occur of (1) 365 days after the Distribution Date, (2) 90 days after the date on which he is no longer a KSL Employee or a KSL director or (3) the expiration of the person's general term specified in his KSI Option. Persons who will be KSL Employees immediately after the Distribution will not be deemed to have incurred terminations of employment for purposes of their KSI Options as a result of the Distribution to the extent that they continue to be employed by KSL or any KSL Company following the Distribution.

     3.2 Issuance of KSL Common Shares. KSL shall issue KSL Common Shares upon the exercise of any KSL Option granted pursuant to this Agreement.

     3.3 Deductions. The parties agree that neither KSL nor any KSL Company is entitled to deduct any amounts with respect to the KSL Options granted pursuant to the Distribution Agreement except to the extent that the KSI Option that is substituted in part by such KSL Option was granted in consideration for services performed for KSL or a KSL Company by the optionee. The parties agree that pursuant to section 83(h) of the Code, the employer(s) for whom services were performed in consideration for the granting of a KSI Option that is substituted in part by a KSL Option shall be entitled to claim a federal income taxation deduction with respect to the exercise of the KSL Option.

                                   ARTICLE IV

                   ESTABLISHMENT OF KSL WELFARE BENEFIT PLANS

     4.1 Adoption of the KSL Health Plan. Effective no later than the Distribution Date, KSL shall adopt or cause its Subsidiaries to adopt a group health plan for the benefit of KSL Employees and their dependents (the "KSL Health Plan") which is substantially similar in all respects to the Kaneb Services, Inc. Health Benefits Plan. Effective as of the Distribution Date or the earlier effective date of the KSL Health Plan, KSL shall permit each KSL Employee who participated in the Kaneb Services, Inc. Health Benefits Plan immediately prior thereto and his eligible dependents to be covered under the KSL Health Plan. The terms of the KSL Health Plan shall credit to each KSL Employee, for the 2001 calendar year, with any duplicate deductible payments incurred during the 2001 calendar year under the Kaneb Services, Inc. Health Benefits Plan and shall waive any preexisting condition restrictions that were waived or satisfied under the Kaneb Services, Inc. Health Benefits Plan.

     4.2 Adoption of Life Insurance, Accidental Death and Dismemberment Insurance and Long-Term Disability Benefit Plans. Effective no later than the Distribution Date, KSL shall adopt or cause its Subsidiaries to adopt for the benefit of KSL Employees life insurance, accidental death and dismemberment and long-term disability programs that are substantially similar to the Kaneb Services, Inc. Group Life & Accidental Death & Dismemberment Insurance Plan, the Kaneb Services, Inc. Group Supplemental Death & Dismemberment Plan and the Kaneb Services, Inc. Long Term Disability Benefit Plan.

     4.3 Adoption of Medical Expense Reimbursement Plan. Effective no later than the Distribution Date, KSL shall adopt or cause its Subsidiaries to adopt for the benefit of KSL Employees a medical expense reimbursement plan that satisfies the requirements of section 125 of the Code and is substantially similar to the Kaneb Services, Inc. Flexible Spending Account Plan.

                                    ARTICLE V

                                KSL SAVINGS PLAN

     Effective as of June 1, 2001, KSL shall adopt the Kaneb Services LLC 401(k) Savings Plan, the terms of which shall be substantially similar to those set forth in Exhibit B hereto (the "KSL Savings Plan"). To the extent required by KSI, KSL shall take such actions as are necessary to cause the trustee of the KSL Savings Plan to accept a transfer of assets from the trust funding the KSI Savings Plan that are attributable to the account balances of KSL Employees and KSL Former Employees. KSI and KSL shall cooperate to ensure that any such transfer satisfies the requirements of section 414(1) of the Code dealing with trust-to-trust asset transfers and section 411(d)(6) of the Code dealing with the preservation of optional forms of payment. The parties agree that no KSL Common Shares and no shares of KSI Common Stock shall be transferred from the trust funding the KSI Savings Plan to the trust funding the KSL Savings Plan.


                                   ARTICLE VI

           TERMINATION OF PARTICIPATION IN KSI EMPLOYEE BENEFIT PLANS

     6.1 Termination of Participation in the KSI Employee Benefit Plans Other Than the KSI Deferred Compensation Plans. Effective no later than the Distribution Date, KSL shall take such actions as are necessary to cause KSL and its Subsidiaries to terminate KSL's and its Subsidiaries' participation in all KSI Employee Benefit Plans other than the KSI Deferred Compensation Plans and the KSI Savings Plan.

     6.2 Termination of Participation in the KSI Deferred Compensation Plans. Effective immediately upon the expiration of the compensation deferral election period during which the Distribution occurs, KSL shall take such actions as are necessary to cause KSL and its Subsidiaries to terminate KSL's and its Subsidiaries' participation in the KSI Deferred Compensation Plans.

     6.3 Termination of Participation in the KSI 401(k) Plan. Effective as of June 1, 2001, KSL shall take such actions as are necessary to cause KSL and its Subsidiaries to terminate KSL's and its Subsidiaries' participation in the KSI Savings Plan.

                                   ARTICLE VII

                          EMPLOYEE BENEFIT LIABILITIES

     KSL and its Subsidiaries shall be exclusively liable for any Liability relating to any KSL Employee Benefit Plan. Further, KSL and its Subsidiaries shall be exclusively liable for any Liability relating to any KSI Employee Benefit Plan to the extent that the Liability relates to a KSL Employee, a KSL Former Employee or a dependent or beneficiary of a KSL Employee or a KSL Former Employee.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1 Notification of Issuance of KSL Common Shares. Promptly after each issuance of KSL Common Shares pursuant to this Agreement, KSL shall furnish KSI a notice that lists the date of the issuance, the recipient and the number of KSL Common Shares issued to each recipient.

     8.2 Incorporation of Certain Distribution Agreement Provisions. The provisions of Article VII of the Distribution Agreement are incorporated by reference herein and such provisions shall be deemed to have been separately stated in this Agreement; provided, however, that there shall be no requirement that copies of notifications be sent to counsel for any of the parties.

     8.3 Amendments to and Adoption of KSL Employee Benefit Plans. Nothing in this Agreement shall be construed to prevent KSL or its Subsidiaries from adopting employee benefit plans after the Distribution Date that are not described in this Agreement. Further, nothing in this Agreement shall be construed to prevent KSL or its Subsidiaries from amending any employee benefit plan described in this Agreement that is sponsored by KSL or any of its Subsidiaries after the Distribution Date if the amendment is effective on or after January 1, 2001 or is required by applicable law.

     8.4 Notifications to the Trustee of the Trust Funding the KSI Savings Plan. For so long as KSI Savings Plan assets are invested in KSL Common Shares, whenever KSL files preliminary or final proxy solicitation materials with the Securities and Exchange Commission, KSL shall cause a copy of such materials to be simultaneously sent to the trustee of the trust funding the KSI Savings Plan or the trustee's designee. Further, if KSI Plan assets are then invested in KSL Common Shares, upon the commencement of a tender offer for KSL Common Shares, KSL shall notify each KSI Savings Plan participant, former participant or beneficiary of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to each KSI Savings Plan participant, former participant or beneficiary the same information that is distributed to other holders of KSL Common Shares in connection with the tender offer, and, after consulting with the trustee of the trust funding the KSI Savings Plan, shall provide and pay for a means by which each such participant, former participant or beneficiary may direct the trustee of the trust funding the KSL Savings Plan whether or not to tender the KSL Common Shares credited to his KSL Savings Plan account.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the 28th day of June, 2001.


                            KANEB SERVICES, INC.


                            By:              //s//
                                       William H. Kettler
                                       Vice President


                            KANEB SERVICES LLC


                            By:               //s//
                                       Howard C. Wadsworth
                                          Vice President